UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

VIPER ENERGY, INC.

(Exact name of registrant as specified in its charter)

DE	001-42807	39-2596878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 221-7400

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $ 0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2026, Viper Energy, Inc. (“Viper” or “we”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Diamondback Energy, Inc., EnCap Energy Capital Fund X, L.P., Tumbleweed Royalty IV, LLC, Opps IX Source Holdings PT, L.P., and Opps IX Source Holdings II PT, L.P. (the “Selling Stockholders”) and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as underwriters (the “Underwriters”). The Underwriting Agreement relates to a public offering (the “Secondary Offering”) by the Selling Stockholders of an aggregate of (i) 17,391,304 shares of Viper’s Class A common stock, par value $0.000001 per share (“Class A Common Stock”), and (ii) up to 2,608,696 shares of Class A Common Stock that may be purchased by the Underwriters upon exercise of the Underwriters’ option to purchase additional shares of Class A Common Stock from certain Selling Stockholders at the public offering price of $45.90 per share, less underwriting discounts and commissions. The Secondary Offering closed on March 4, 2026. Viper did not receive any proceeds from the sale of shares in the Secondary Offering.

The Underwriting Agreement contains customary representations, warranties and agreements of Viper and the Selling Stockholders and other customary obligations of the parties and termination provisions. Viper and the Selling Stockholders, in each case severally and not jointly, have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any such liabilities. Under the Underwriting Agreement, Viper and the Selling Stockholders have also agreed, subject to certain exceptions, that they will not, among other things, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Class A Common Stock or securities convertible into or exchangeable or exercisable for any shares of Class A Common Stock, or publicly disclose the intention to make any such offer, sale, pledge or disposition or, in the case of Viper, file with the Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act relating thereto, without the prior written consent of J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, for a period of 30 days from the date of the Underwriting Agreement.

The Secondary Offering was made pursuant to Viper’s effective automatic shelf registration statement on Form S-3 (File No. 333-289863), filed with the SEC on August 26, 2025 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, filed with the SEC on August 26, 2025, a preliminary prospectus supplement, filed with the SEC on March 2, 2026, and a final prospectus supplement, dated March 2, 2026 (collectively, the “Prospectus”).

Certain of the Underwriters and their affiliates have provided in the past to Viper and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for Viper and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in Viper’s debt or equity securities or loans, and may do so in the future. The Underwriters and certain of its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The preceding summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 2, 2026, Viper issued a press release announcing the pricing of the Secondary Offering. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

Repurchase

In connection with the Secondary Offering, VNOM Holding Company LLC (“OpCo”), a consolidated subsidiary of Viper, entered into a unit purchase and sale agreement with certain affiliates of Oaktree Capital Management, L.P. (collectively, “Oaktree”) dated March 2, 2026, pursuant to which OpCo repurchased 1,000,000 units representing limited liability company membership interests in OpCo (“OpCo Units”) from Oaktree for a purchase price equivalent to the price received by the Selling Stockholders in connection with the Secondary Offering (the “Repurchase”). A corresponding number of shares of Viper’s Class B common stock, par value $0.000001 per share (“Class B Common Stock”), owned by Oaktree were cancelled.

The Repurchase was effected pursuant to Viper’s existing $1.75 billion repurchase program, which the Viper Board of Directors expanded to also include repurchases of OpCo Units and Class B Common Stock. In addition to the OpCo Units and shares of Class B Common Stock subject to the Repurchase, as of the filing of this Current Report on Form 8-K, Viper has repurchased a total of 417,516 shares of Class A Common Stock since December 31, 2025 for a total cost of $15.6 million, leaving approximately $1.23 billion available under its $1.75 billion share repurchase authorization, in each case excluding excise tax.

Legal Opinion

In connection with the Secondary Offering, Viper is filing a legal opinion of Latham & Watkins LLP, attached as Exhibit 5.1 hereto, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
5.1	Opinion of Latham & Watkins LLP.
10.1	Underwriting Agreement, dated March 2, 2026, by and among Viper Energy, Inc., Diamondback Energy, Inc., EnCap Energy Capital Fund X, L.P., Tumbleweed Royalty IV, LLC, Opps IX Source Holdings PT, L.P., and Opps IX Source Holdings II PT, L.P., J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC.
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).
99.1	Press release dated March 2, 2026 entitled “Viper Energy Announces Pricing of Secondary Common Stock Offering by Diamondback Energy, Inc. and Certain Affiliates of EnCap Investments, L.P. and Oaktree Capital Management, L.P.”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	March 4, 2026
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary